4Q 2015 REPORT SHAREHOLDER COMMUNICATION ONLY - NOT FOR USE AS SALES MATERIAL Investing in America’s Growth Exhibit 99.2bdcabusinessdevelopmentcorporationofamerica

BDCA
Business Development Corporation of America

Fact Sheet

Investment Objective

Generate current income and, to a lesser extent, long-term capital appreciation through debt and equity investments.

Investment Strategy

We invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies in the United States. We define middle market companies as those with annual revenues between $10 million and $1 billion. We expect that individual investments will generally range between 0.5% and 3.0% of our total assets.

Key criteria for investments include:

- Strong management and operating teams
- Leading, defensible business model and market position
- Stable and consistent cash flow generation

Dividend Information

Current Annualized Yield[3] (as of December 31, 2015):
9.70%

Distribution Frequency:
Monthly

Tax Reporting:
Form 1099

Key Facts (as of December 31, 2015)

Inception Date:
January 2011

Total Capital Raised[4]:
$1,947.3 million

Total Assets Under Management:
$2,498.3 million

Public Offering Price Per Share:
N/A

Number of Portfolio Companies:
125

Dividend Reinvestment Price:
Prior Quarter Net Asset Value
$8.97

Performance Highlights

Portfolio Return[1]

1 Year: 0.67% **2 Years:** 8.32% **3 Years:** 23.61%

Net Asset Value Growth[2]



$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
NAV Per Share
Dec '12
Mar '13
Jun '13
Sep '13
Dec '13
Mar '14
Jun '14
Sep '14
Dec '14
Mar '15
Jun '15
Sep '15
Dec '15

Dividend History



$0.88
$0.87
$0.86
$0.85
$0.84
$0.83
$0.82
$0.81
$0.80
$0.79
$0.78
Annual Dividend Rate Per Share
Dec '12
Mar '13
Jun '13
Sep '13
Dec '13
Mar '14
Jun '14
Sep '14
Dec '14
Mar '15
Jun '15
Sep '15
Dec '15

Portfolio Highlights (as of December 31, 2015)[5]

Asset Type	% of Portfolio
Senior Secured First Lien Debt	60.8%
Senior Secured Second Lien Debt	15.1%
Collateralized Securities	11.3%
Equity/Other	8.8%
Subordinated Debt	4.0%

Note: Effective June 27, 2014, BDCA terminated its amended and restated total return swap arrangement with Citibank N.A. All data represented herein prior to June 27, 2014 was inclusive of exposure to loans under our total return swap arrangement. Past performance is no guarantee of future results.

1 Portfolio Return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day that is held through the last day of the periods reported. Investments are subject to sales charges, which if included in the total return calculation would lower total returns. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the distribution reinvestment plan.

2 Net Asset Value or NAV for BDCA is calculated quarterly using the total market value of BDCA's assets (which may be their fair value, as determined by the Board), and subtracting the Fund's liabilities. NAV per share is determined by taking BDCA's NAV and dividing it by the number of shares outstanding on that date.

3 Annualized Distribution Yield is calculated based upon the dividend of $0.87 per share as of 12/31/15 divided by the most recent NAV per share of $8.97.

4 BDCA's public offering of shares commenced on January 25, 2011 and continued through June 30, 2015. Since July 1, 2015, BDCA is no longer issuing new shares except for DRIP shares.

5 At fair market value.

SHAREHOLDER COMMUNICATION ONLY - NOT FOR USE AS SALES MATERIAL

4Q 2015 REPORT Holdings by Investment Type Middle Market Loans Portfolio Summary (as of December 31, 2015) 60.8% Senior Secured First Lien Debt 15.1% Senior Secured Second Lien Debt 11.3% Collateralized Securities 8.8% Equity/Other 4.0% Subordinated Debt 80.4% Middle Market Loans 15.9% Other 3.7% Large Corporate Loans • BDCA remains focused on originating first lien senior secured loans with 60.8% of our investments holding the highest priority lien on the collateral of the borrower. • 75.9% of our assets are senior secured corporate loans with either a first or second lien on the borrower’s assets. • First and second lien secured loans generally are senior debt investments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. • BDCA also invests in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are vehicles that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. • BDCA invests predominantly in loans to middle market companies in the United States. At quarter-end, 80.4% of our loans were to middle market borrowers. • We define middle market companies as those with annual revenues between $10 million and $1 billion. • Large corporate companies have annual revenues in excess of $1 billion.

SHAREHOLDER COMMUNICATION ONLY - NOT FOR USE AS SALES MATERIAL Industry Concentration Assets Under Management BDCA finished the fourth quarter of 2015 at $1.9 billion in gross equity capital raised1 and $2.5 billion in assets under management. This growth creates critical scale, allowing BDCA to be a powerful partner to middle market companies seeking capital to grow their businesses. At quarter-end, we had exposure to 125 portfolio companies, up from 110 at the end of 2014. These investments span 36 different industries. Software 3.8% Commercial Services & Supplies 3.6% Real Estate Management & Development 3.4% Food Products 3.1% Specialty Retail 2.6% Professional Services 2.4% Electronic Equipment, Instruments & Components 2.1% Auto Components 2.1% Transportation Infrastructure 1.9% Consumer Finance 1.9% Diversified Telecommunication Services 1.8% Diversified Financial Services 1.2% Chemicals 1.1% Building Products 1.0% Personal Products 1.0% Air Freight & Logistics 0.9% Machinery 0.8% Life Sciences Tools & Services 0.7% Insurance 0.7% Household Durables 0.6% Distributors 0.6% Communications Equipment 0.6% Wireless Telecommunication Services 0.6% Textiles, Apparel & Luxury Goods 0.5% Health Care Technology 0.5% Metals & Mining 0.4% Capital Markets 0.3% Oil, Gas & Consumable Fuels 0.1% BDCA is committed to maintaining a broadly diversified portfolio with the objective to not concentrate in any particular industry. SHAREHOLDER COMMUNICATION ONLY - NOT FOR USE AS SALES MATERIAL Diversified Investment Vehicles 17.4% Aerospace & Defense 10.3% Hotels, Restaurants & Leisure 6.3% Media 6.0% Diversified Consumer Services 5.5% Health Care Providers & Services 5.0% Internet Software & Services 4.9% IT Services 4.3% $0.0 $600.0 $400.0 $200.0 4Q’12 1Q’13 2Q’13 3Q’13 4Q’1 3Q’14 2Q’14 3Q’14 4Q’14 1Q’15 2Q’15 3Q’15 4Q’15 $239.5 $356.2 $519.7 $800.0 $753.3 $1,057.7 $1,000.0 $1,200.0 $1,400.0 $1,348.9 $1,960.2 $1,600.0 $1,800.0 $2,000.0 $2,200.0 $2,400.0 $2,800.0 $2,034.0 $2,187.9 $2,265.3 $2,441.9 $2,544.0 Fact Sheet Note: Effective June 27, 2014, BDCA terminated its amended and restated total return swap arrangement with Citibank N.A. All data represented herein prior to June 27, 2014 was inclusive of exposure to loans under our total return swap arrangement. Past performance is no guarantee of future results. 1 BDCA’s public offering of shares commenced on January 25, 2011 and continued through June 30, 2015. Since July 1, 2015, BDCA is no longer issuing new shares except for DRIP shares. $2,498.3

4Q 2015 REPORT

Investor Inquiries For more information on BDCA, please contact your financial professional. www.BDCA.com The financial statements included herein should be read in connection with your review of the Company’s Annual Report on Form 10-K as of and for the quarter ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission on March 9, 2016. Forward Looking Statement Disclosure The statements in this report that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “will,” “should,” “may,” “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. Actual results may differ materially from those contemplated by such forward-looking statements due to certain factors, including those set forth in the Risk Factors section of BDCA’s Annual Report on Form 10-K filed on March 9, 2016 and any subsequent Quarterly Reports on Form 10-Q, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and BDCA undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.